Exhibit 32


                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas A. Czuczko, the Chief Executive Officer and Chief Financial Officer of Epic Media, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Epic Media, Inc. on Form 10-QSB for the quarter ended May 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Epic Media, Inc.

Date: July 11, 2006                             /s/ Nicholas A. Czuczko
                                                --------------------------------
                                                Nicholas A. Czuczko
                                                Chief Executive Officer and
                                                Chief Financial Officer












                                       19